UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 24, 2003



                          Sylvan Learning Systems, Inc.
               (Exact Name of Registrant as Specified in Charter)





          Maryland                       0-22844               52-1492296
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
       Incorporation)                                      Identification No.)






                  1001 Fleet Street, Baltimore, Maryland 21202
               (Address of Principal Executive Offices)   (ZIP Code)





       Registrant's telephone number, including area code: (410) 843-8000

Item 7.       Financial Statements and Exhibits.

              (c)  Exhibits

Exhibit       Description
-------       -----------

99.01         Press Release issued July 24, 2003.


Item 9.        Regulation FD Disclosure

     This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

     Attached as Exhibit 99.01 hereto is the Registrant's Earnings Results for the 2003 Second Quarter. This information is not being filed but rather is being furnished under Regulation FD. The Registrant has posted this Current Report on Form 8-K on its internet website at www.sylvan.net.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SYLVAN LEARNING SYSTEMS, INC.



                                               /s/Sean R. Creamer
                                               ---------------------------------
                                               Name: Sean R. Creamer
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

Date:  July 24, 2003

Exhibit Index

Exhibit       Description
-------       -----------

99.01         Press Release issued July 24, 2003.